UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  June 11, 2007

ML Asset Backed Corporation
(as depositor for the Merrill Auto Trust Securitization 2007-1)
(Exact name of registrant as specified in its charter)

Delaware	333-139130	13-3891329
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Four World Financial Center, North Tower, New York, New York	10800
(Address of Principal Executive Offices)	(Zip Code)

(212) 449-0336
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8    Other Events

Item 8.01.           Other Events.

On June 11, 2007, the Merrill Auto Trust Securitization 2007-1 (the “Trust”) entered into an Indenture dated as of May 31, 2007 (the “Indenture”), among the Trust, as issuer, HSBC Bank USA, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), and U.S Bank National Association, as securities administrator (in such capacity, the “Securities Administrator”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Indenture.

On June 11, 2007, entered into an interest rate swap contract, dated as of June 11, 2007 with regard to the Class A3 Floating Rate Notes, as evidenced by a Confirmation (the “Class A3 Swap Contract Confirmation”) between the Trust and Merrill Lynch Capital Services, Inc. (the “Swap Counterparty”).  The Class A3 Swap Contract Confirmation is annexed hereto as Exhibit 99.1.

On June 11, 2007, entered into an interest rate swap contract, dated as of June 11, 2007 with regard to the Class A4 Floating Rate Notes, as evidenced by a Confirmation (the “Class A4 Swap Contract Confirmation”) between the Trust the Swap Counterparty.  The Class A4 Swap Contract Confirmation is annexed hereto as Exhibit 99.2.

On June 11, 2007, the Swap Counterparty and the Trust entered into an ISDA Master Agreement (the “ISDA Master Agreement”), dated as of June 11, 2007.  The ISDA Master Agreement is annexed hereto as Exhibit 99.3.

On June 11, 2007, the Swap Counterparty and the Trust entered into a schedule to the ISDA Master Agreement (the “Schedule”), dated as of June 11, 2007.  The Schedule is annexed hereto as Exhibit 99.4.

On June 11, 2007, the Swap Counterparty and the Trust entered into an ISDA Credit Support Annex (the “Credit Support Annex”), dated as of June 11, 2007.  The Credit Support Annex is annexed hereto as Exhibit 99.5.

Section 9	Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit

99.1           Class A3 Swap Contract Confirmation dated as of June 11, 2007, between the Trust andSwap Counterparty.

99.2           Class A4 Swap Contract Confirmation dated as of June 11, 2007, between the Trust andSwap Counterparty.

99.3           ISDA Master Agreement dated as of June 11, 2007, between the Trust and SwapCounterparty.

99.4           Schedule dated as of June 11, 2007, between the Trust and Swap Counterparty.

99.5           Credit Support Annex dated as of June 11, 2007, between the Trust and SwapCounterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ML ASSET BACKED CORPORATION

By:	/s/ Theodore F. Breck
Name: Theodore F. Breck
Title: Authorized Signatory

Date:   June 26, 2007

Exhibit Index

Exhibit

99.1           Class A3 Swap Contract Confirmation dated as of June 11, 2007, between the Trust andSwap Counterparty.

99.2           Class A4 Swap Contract Confirmation dated as of June 11, 2007, between the Trust andSwap Counterparty.

99.3           ISDA Master Agreement dated as of June 11, 2007, between the Trust and SwapCounterparty.

99.4           Schedule dated as of June 11, 2007, between the Trust and Swap Counterparty.

99.5           Credit Support Annex dated as of June 11, 2007, between the Trust and SwapCounterparty.